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                                 EXHIBIT 24.2


                   CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Form S-8 Registration Statement of our report dated November 9, 1999 included in American Technologies Group Inc.'s Form 10K-SB for the year ended July 31, 1999.


                                                      CORBIN & WERTZ



Irvine, California
May 12, 2000